EXHIBIT 10.2

                            FIRST AMENDMENT
                        TO EMPLOYMENT AGREEMENT

     This First Amendment to Employment Agreement (the "Amendment") is made and entered into as of the 4th day of August, 2006, between Giant Industries, Inc., a Delaware corporation (the "Company") and Kim H. Bullerdick (the "Executive").

                              RECITALS

     A. Pursuant to that certain Employment Agreement (the "Agreement"), dated as of December 12, 2003, the Company retained the Executive as an executive of the Company, for the consideration and on the terms set forth in the Agreement. Capitalized terms used herein that are not defined shall have the meaning given to such terms in the Agreement.

     B. The parties now desire to amend certain provisions of the Agreement.

     NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Company and the Executive, intending to be legally bound, hereby agree as follows:

                                 AGREEMENT

     1. Each reference to "two years", "a two year period", or "two fiscal years" in (i) the first paragraph of Section 4.1 (including the heading), (ii) the heading for Section 4.2 and the first paragraph of Section 4.2, (iii) Section 4.2(b), and
            (iv) the first paragraph of Section 4.3 (including the heading) is hereby revised to refer to "three years", "a three year period", or "three fiscal years", respectively.

     2. The first line of Section 4.2(b) up to the colon is hereby revised to read as follows:

            "pay to the Executive an amount equal to three times the sum of:"

     3. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which taken together will constitute one and the same instrument.

     4. Except as expressly modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


COMPANY:                              EXECUTIVE:

Giant Industries, Inc.                /s/ KIM H. BULLERDICK
                                      ___________________________
                                        Kim H. Bullerdick
By: /s/ LARRY L.DEROIN
   _________________________
Name:  Larry L. DeRoin
Title: Chairman,
       Compensation Committee